MGAM INVESTOR PRESENTATION February 2013

SAFE HARBOR STATEMENT In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. The words or phrases “believe”, “will”, “expect”, “continue”, "are confident that", "intend", "plan", "seek", "estimate", “project", "may", or the negative or other variations thereof, or comparable terminology, signify such forward-looking statements. All forward-looking statements reflect the current expectations and views of the Company. The preparation of this presentation and the forward-looking statements contained herein also require that the Company make estimates and assumptions regarding, among other items, target dates, operations, valuations, financial outlook, regulatory enforcement, technical compliance, and amounts of assets, liabilities, revenues, sales and expenses. Actual results in the Company’s performance may differ materially from the possible results expressed in or implied by such forward-looking statements, or from the current expectations, views, estimates, and assumptions. The Company’s ability to perform as contemplated in this presentation, including without limitation, its ability to enter into or remain in any new or existing jurisdictions or to sell new or existing products, is subject to numerous risks, such as, without limitation, customer concentration, competition from other suppliers, regulatory approvals, licensing requirements, intellectual property considerations, and other known and unknown circumstances. Those and other risks are described in the Company’s filings with the Securities and Exchange Commission, including without limitation, under “Risk Factors” in the Company’s reports on Form 10-K and Form 10-Q. Many of such risks cannot be predicted or quantified, or may be beyond the Company’s control. If any of these or other risks were to occur, the Company’s business and financial condition, including the trading price of its common stock, could be materially harmed. All forward-looking statements contained herein speak only to the facts and circumstances existing as of the date of this presentation. Except as required by applicable law, the Company does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, estimates, projections, dates, or risks, whether as a result of new information, future events, changed circumstances, or otherwise. This presentation may include non-GAAP financial measures to describe our operating performance, which we believe are useful in measuring and assessing the performance of our operations. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Reconciliations of these non-GAAP measures to comparable GAAP measures and other related information can be found in our recent SEC filings available in the Investor Relations section of our website at www.multimediagames.com. 2

MULTIMEDIA GAMES AT A GLANCE • Based in Austin, Texas, we develop and provide gaming devices and gaming systems to all domestic markets • We continue to diversify our revenues from our historical base markets • In F2012, revenues totaled $156.2 million, with 72% of coming from recurring revenue game placements and 28% coming from game sales • A majority of our recurring revenue is under long term agreements 3 Valuation summary (in millions) Share price as of 2/11/13 $ 18.59 Outstanding shares 28.3 Equity value, excluding options $ 526.7 Total debt, 12/31/12 32.4 Cash & equivalents, 12/31/12 73.3 Total enterprise value $ 485.7 LTM EBITDA, 12/31/12 $ 76.2

SIMPLE STRATEGY 4 Develop high performing, proprietary gaming products Invest to improve yields in our base markets, one of the highest % of recurring revenues in industry Expand addressable market to include new gaming jurisdictions

MGAM Operating Strategy 5

GROWING THE ADDRESSABLE MARKET: THE EARLY INNINGS

MULTIMEDIA GAMES

- Core Oklahoma & Washington markets provide a solid earnings base
  - Substantial penetration
  - Recurring revenue base
- NY Lottery central system contract adds long-term, growing revenue stream
  - Over $16 million in TTM revenue
- Under-penetrated in all domestic markets
  - Reported ≈3% ship share in Q1F13
- Pending markets will double our domestic market access over the next 24 months
  - Recent new revenue markets include OH, MI and ND
  - Pending new revenue markets include NV (2H13) and PA (1H14)*
  - Pending applications in NJ and NC (tribal)

Original Base Markets ≈117,000 Units	Early Stage Markets ≈280,000 Units	Target Markets ≈490,000 Units
MGAM Share 10%	MGAM Share < 1%	MGAM Share ≈ 0%
Oklahoma	Florida	Nevada
Washington	Louisiana	New Jersey
New York	Mississippi	Pennsylvania
	California	Oregon
	Connecticut	West Virginia
	Kansas	Illinois
	Wisconsin	South Dakota
	New Mexico	Missouri
	Indiana	Montana
	Minnesota	Colorado
	Ohio	Maryland
	Arizona	Canada
	Michigan	

* Timing of revenues is not known and subject to change

6

Gaming Operations • TTM sales of $117 million - 72% of total revenues - One of the industry’s highest • Gross profit margin of 91%* • 11,188 unit domestic installed base in 21 states as of 12/31/12 - Up 16% Y/Y • TTM domestic daily yield per unit continues to improve Y/Y • Majority of recurring revenues on long-term revenue sharing arrangements • Recently entered premium participation market Game Sales • TTM sales of $47 million - 28% of total revenues • Gross profit margin of 56% is above industry average • Q1F13 unit sales of 644 - Up 58% Y/Y • Estimated F2013 unit sales of 2,300 – 2,500 - Up 22% Y/Y - Mid point of guidance • Consistently strong ASP 7 REVENUE MODEL * Excludes depreciation and amortization of gaming equipment, content license rights and other depreciable assets.

EVOLVING REVENUE COMPOSITION 55% 18% 13% 5% 9% Fiscal 2008 Revenue Distribution Q2F11 Q3F11 Q4F11 Q1F12 Q2F12 Q3F12 Q4F12 Q1F13 Other US 3,648 3,721 4,164 4,462 4,688 4,955 5,487 5,913 Chickasaw 5,205 5,212 5,215 5,171 5,203 5,194 5,183 5,275 0 2,000 4,000 6,000 8,000 10,000 12,000 Diversifying U.S. Installed Base 8 59% 47% 41% 53% 11,188 8,853 38% 2% 21% 10% 29% TTM Revenue Distribution Oklahoma* Alabama + Mexico* Other US States* NY Lottery* Games, equip & system sales * Gaming operations

GAMING OPERATIONS: INCREASING DIVERSIFICATION • Continued customer and market diversification - Increased penetration in CA, CT, FL, LA and MS - Installed base grew 54% Y/Y outside of Oklahoma in Q1F13 - TTM revenues grew 43% Y/Y (excluding NY Lottery & OK) - Ongoing licensing efforts to open new markets • Introduction of premium High Rise Games - Entry into multi-billion dollar premium recurring revenue segment - 318 units deployed at 12/31/12 vs. 11 at 3/31/12 - Priced at 2X current average WPU - 30 games = $0.01 per share annualized • NY Lottery system continues to grow, but at a more measured pace $14.6 $15.3 $15.4 $15.5 $14.8 $17.0 $15.5 $15.5 $15.0 $2.0 $2.1 $2.5 $2.8 $3.2 $4.0 $4.1 $4.2 $3.8 $5.4 $6.0 $6.7 $7.2 $6.9 $8.0 $8.8 $10.0 $11.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Gaming Operations Revenue Trends (in millions) Oklahoma NY Lottery Non-OK Revenue 9

TOURNEVENT: GAMES SALES GROWTH DRIVER • Award-winning tournament system • Installed at 137 casinos as of 12/31/12 • Each system installation includes, on average, 14-15 machines • Nearly 2,100 units sold or placed • Average selling price over $19,000 per machine • Allows for “in-revenue” play and “out of revenue” tournaments with the push of a button • Brings unparalleled excitement to the slot floor • Increases casino revenues • Building brand through the “2013 National TournEvent of Champions” 9 18 26 31 47 60 83 99 117 137 0 40 80 120 160 TournEvent Installations 10

RECENT PRODUCT LAUNCHES • Smokin’ Hot Jackpots - 11-tier progressive game with the progressive heat up feature from the White Hot Progressive premium game which indicates where progressive values are in relation to their expected hit amounts - Offers the Company’s new top-box faceplate for its premium mechanical reel games • High Rollin’ - Latest addition to the High Rise Games series - During the bonus round, the High Rise top-box graphics change, revealing one of three traditional Vegas High Roller three-reel mechanical reel games 11 TTM deployment of 3,752 new revenue units in total

MGAM Recent Success 12

Q1F13 HIGHLIGHTS • Revenue growth of just over 27% Y/Y - Unit sales increased over 57% Y/Y - Total domestic installed base grew 16% Y/Y • Domestic installed units outside of OK grew 54% Y/Y • Operating margins of 26% vs. 11% in the prior year demonstrate operating leverage • Pro-forma adjusted EPS of $0.24 per share vs. $0.12 in the prior year • EBITDA of $21.4 million vs. $16.3 million in Q1F12 - Increase of 31% Y/Y • Cash of $73.3 million and net cash of approximately $40.9 million at 12/31/12 - Represents net cash per share of $1.44 13

GAMING EQUIPMENT SALES • Products and technology can serve CIII, CII, and VLT markets • Average selling price remains over $18,000 per machine • Unit sale revenues increased 62% Y/Y in F1Q13 • Entered 20 new markets and added nearly 150 new customers since the beginning of F2010 • Estimated Q1F13 ship share of approximately 3% while addressing only 35%-45% of the U.S. market F2011 F2012 Q1F12 Q1F13 Game sale revenue $20,447 $36,255 $7,456 $12,047 $0 $10,000 $20,000 $30,000 $40,000 (i n t h o u sa n d s) Game Sales Revenue/Units Sold 14 1,150 1,961 408 644 1 7 8 10 14 15 17 18 20 21 0 5 10 15 20 25 Total States with Unit Sales

MGAM Growth Opportunities 15

EXPANDING JURISDICTIONS & LICENSES • Combination of new licenses and increased number of jurisdictions helping to grow total addressable market • We currently serve approximately 35%-45% of the U.S. gaming market - Had ≈3% ship share in Q1F13 • Pending markets will double our domestic market access • We have $0 revenues from some of the largest domestic gaming markets: - Nevada - New Jersey - Pennsylvania - Illinois 0 20 40 60 80 100 120 140 160 180 200 0 5 10 15 20 25 30 # o f lic en se s # o f sta te s States Licenses 16 * Timing of revenues is not known and subject to change CHART SOURCE: Company estimates (total addressable market opportunity)

GAMING OPERATIONS – PREMIUM PARTICIPATION 11 97 198 318 0 50 100 150 200 250 300 350 Q2F12 Q3F12 Q4F12 Q1F13 High Rise Games Placements* • High Rise Games - Launched in Q2F12 - First product aimed at the multi-billion dollar premium participation market - 318 units were installed in 15 markets (excludes OK placements) as of 12/31/12, vs. 11 units in 4 markets at 3/31/12 - Every 30 deployed High Rise Games units equates to $0.01 in EPS on an annualized basis • Company plans to introduce additional titles in F2013 17 * Excludes Oklahoma placements

MGAM MARKET SHARE – TOP 20 GAMING MARKETS Cumulative Sold Units Current Participation Units as of 12/31/12 Total Deployed Units as of 12/31/12 Estimated Units in State(1) MGAM Market Share Nevada - - - 183,319 0.0% California 653 612 1,265 67,601 1.9% Oklahoma 152 8,044 8,196 65,400 12.5% Louisiana 323 64 387 41,418 0.9% Mississippi 232 121 353 36,150 1.0% Michigan 37 31 68 31,157 0.2% Washington 2,631 510 3,141 27,358 11.5% New Jersey - - - 27,048 0.0% Pennsylvania - - - 26,510 0.0% New York* 60 699 759 24,730 3.1% Other 10 states 682 519 1,201 197,332 0.6% TOTAL 4,770 10,600 15,370 728,023 2.1% 18 SOURCE – (1) American Gaming Association, “State of the States,” 2012 *NOTE - NYL unit counts include VLT’s at race tracks, which is a market the Company cannot serve

Balance Sheet • Cash of $73.3 million as of 12/31/12 • Net cash position of $40.9 million as of 12/31/12 or $1.44 per share • Net debt improved by $127.9 million since Q2F09 • High conversion of revenue to cash – typically 10%-25% of each revenue dollar turns to free cash flow Q2F09 Q2F10 Q2F11 Q2F12 Q4F12 Q1F13 Debt $96.3 $59.6 $44.3 $35.5 $33.3 $32.4 Net Debt $87.0 $38.4 $13.5 ($22.2) ($40.5) ($40.9) ($60.0) ($40.0) ($20.0) $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 (i n m ill io n s) Debt Reduction 19 CAPITAL STRUCTURE Credit Facility • $74 million credit facility (matures in August 2016) • $32.4 million outstanding at December 31, 2012 • Current cash interest rate of less than 4.0% • Flexibility for capital distribution $40M Share Repurchase Authorization • Three year program effective December 1, 2012 with approximately $38.0 million remaining as of 12/31/12 • Repurchased 145,000 common shares in Q1F13 for $2.0 million or approximately $13.95 per share 0.0% 20.0% 40.0% 60.0% 80.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 (i n m ill io n s) Cash Generated vs. Revenue Gross Cash Flow Free Cash Flow Gross Cash Flow as % of Net Revenue (1) Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities (2) Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment

PERFORMANCE METRICS 20 MGAM ALL(1) BYI IGT SHFL(2) WMS Average(3) TTM Revenue Growth 23.6% 25.4% 17.0% 14.6% 13.7% (3.5%) 13.4% TTM EBITDA(4) Growth 25.2% 40.1% 24.4% 11.4% 16.5% (1.0%) 18.3% TTM EBITDA(4) Margin 46.0% 21.1% 33.3% 37.9% 33.6% 34.4% 32.0% TTM EPS Growth 117.4%(5) 70.0% 56.5% 26.1% 19.3% (6.6%) 33.1% Net Cash per Share(6) $1.44 ($0.36) ($11.48) ($5.88) $0.40 $0.05 n/a Source: Company reports Notes 1) Aristocrat (ALL) TTM is through September 2012 as the company does not report quarterly results 2) Shuffle Master (SHFL) TTM is based on a January fiscal year end; TTM through October 2012 3) Average excludes MGAM 4) EBITDA is defined as net income before net interest, income taxes, depreciation, and amortization and accretion of contract rights 5) MGAM EPS represents reported earnings per share, excluding any benefit from change to amortization schedules 6) Net cash per share as of 12/31/12 except where otherwise noted

AND WE’RE JUST GETTING STARTED… • MGAM remains underrepresented on casino floors - < 2% U.S. market share - ≈ 3% current ship share • Focus on licensing is opening up additional U.S. markets • Expect first sales in Nevada in F2H13 • Now placing premium games – High Rise Games - Multiple titles released with additional titles in the pipeline - 318 units, outside of OK, in revenue at 12/31/12, up from 11 at 3/31/12 21

F2013 GUIDANCE Comparison of Fiscal 2013 Guidance to Fiscal 2012 Results (in millions, except units and per-share) Twelve Months Ended September 30, 2013 Guidance (1) 2012 Revenue $174.2 - $177.1 $156.2 EBITDA $81.0 - $84.0 $71.1 Adjusted, pro-forma EPS (2) $0.79 - $0.84 $0.68 22 Notes 1) Represents Company guidance for fiscal 2013 as provided January 30, 2013, with forecasted net income and diluted EPS ranges reflecting expected full year tax rate of 36%-40%. 2) Adjusted, pro-forma diluted earnings per share for the twelve month period ended September 30, 2012, reflects the following adjustments: (i) a tax expense rate of 38%, which results in a $0.42 per diluted share reduction from reported results, and, (ii) the Company’s estimated $0.14 benefit to fully diluted earnings per share related to the change in depreciable lives of its gaming operations equipment (see reconciliation table on slide 25 of this presentation).

Growth Opportunities • Expect to grow EPS by about 16%-24% in F2013 to $0.79- $0.84 on an adjusted basis • $0 in revenues from 4 significant U.S. commercial gaming markets – NV, PA, IL and NJ – and underpenetrated in existing markets • Growing product momentum and High Rise Games gaining traction as Company enters premium participation segment Stability and Predictability • Recurring revenues represent 68% of total revenues in Q1F13 • Net cash position consistently increasing; strong balance sheet - Low leverage, with total debt < 0.50x TTM EBITDA • Consistent track record of cash generation over last three years, with $1.44 in net cash per share • Significant operating leverage • Significant portion of long-term contracts recently renewed 23 MGAM INVESTMENT CONSIDERATIONS

MGAM Appendix 24

F2013 GUIDANCE RECONCILIATION Adjusted, Pro-Forma Diluted EPS Reconciliation for Fiscal 2013 and Fiscal 2012 Fiscal 2012 Revised Fiscal 2013 Guidance Low High As reported $0.96 Pro-forma at 38% tax rate (0.42) Impact of depreciation change, net of tax 0.14 Adjusted, Pro-forma EPS $0.68 $0.79 $0.84 25